SUPPLEMENT DATED MAY 29, 1998

                              TO THE PROSPECTUS OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                                DATED MAY 1, 1998



The third paragraph of the section "Portfolio Management," found under "Who Manages the Funds?" is replaced with the following:

The  portfolio  manager of the  Emerging  Fixed Income  Markets  Series is Umran
Demirors who has served in this capacity since the Series' inception. Dr. Demirors is vice president of Templeton Global Bond Managers ("TGBM"), a division of Investment Counsel. He holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami from 1992 through 1994. Currently, Dr. Demirors manages several emerging markets fixed income portfolios, and directs the TGBM emerging markets group.